EXHIBIT 10.46

SECOND AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT, dated as of October 31, 2016 (this “Amendment”), is by and among T-MOBILE HANDSET FUNDING LLC (the “Transferor”), as transferor, T-MOBILE FINANCIAL LLC (“Finco”), individually and as servicer, T-MOBILE US, INC., as guaran6or (the “Guarantor”), ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), and the various Funding Agents party to the RPAA referenced below.
RECITALS:
WHEREAS, the parties hereto have entered into the Amended and Restated Receivables Purchase and Administration Agreement, dated as of June 6, 2016, as amended by the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of July 27, 2016 (as amended, supplemented or otherwise modified from time to time, the “RPAA”); and
WHEREAS, the parties hereto wish to amend the RPAA as set forth in this Amendment.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE ONE
DEFINITIONS
SECTION 1.01    Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the RPAA.
ARTICLE TWO
AMENDMENTS
SECTION 2.01    Amendments to the RPAA.
(a)Section 7.3(f) of the RPAA is hereby amended by deleting the percentage “6.0%” contained therein and inserting “9.00%” in lieu thereof.
(b)Annex A of the RPAA (Aggregate Advance Amount Calculations) is hereby amended by deleting the percentage “5.25%” in clause (ii) of the defined term “Matrix Rate Adjustment Event” and inserting “7.50%” in lieu thereof.

ARTICLE THREE
EFFECTIVENESS; RATIFICATION
SECTION 3.01    Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on the parties hereto and their respective successors and assigns, as of the date first set forth above when counterparts hereof shall have been executed and delivered by the parties hereto.
SECTION 3.02    Incorporation; Ratification.
(a)On and after the execution and delivery hereof, this Amendment shall be a part of the RPAA and each reference in the RPAA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the RPAA shall mean and be a reference to such RPAA as previously amended, and as amended, modified and consented to hereby.
(b)Except as expressly provided herein, the RPAA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
(c)After giving effect to this Amendment, the Performance Guaranty previously executed and delivered by the Guarantor is and shall continue to be in full force and effect.
ARTICAL FOUR
MISCELLANEOUS
SECTION 4.01    Representations and Warranties.
(a)    The Transferor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 of the RPAA are true and correct in all material respects as of the date hereof.
(b)    Finco hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 and Section 3.3 of the RPAA are true and correct in all material respects as of the date hereof.
(c)    The Guarantor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.4 of the RPAA are true and correct in all material respects as of the date hereof.
SECTION 4.02    No Other Amendments; Status of RPAA and Related Documents. The amendments set forth herein are limited as specified and shall not be construed as an amendment to any other term or provision of the RPAA. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment or waiver of any kind under or in connection with the

RPAA or entitle the Transferor to receive any such amendment or waiver under the RPAA. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, the Funding Agents or the Administrative Agent set forth in the RPPA and Related Documents, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the RPAA or Related Documents.
SECTION 4.03    Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
SECTION 4.04    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.
[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE HANDSET FUNDING LLC,
as Transferor

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior VP, Treasury, Treasurer

T-MOBILE FINANCIAL LLC,
in its individual capacity and as Servicer

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Assistant Treasurer

T-MOBILE US, Inc.,
as Guarantor

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior Vice President, Treasury & Treasurer

[Signature Page to Second Amendment to A&R RPAA]

ROYAL BANK OF CANADA,
as Administrative Agent

By: /s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Funding Agent

By: /s/ Sofia Shields
Name: Sofia Shields
Title: Authorized Signatory

[Signature Page to Second Amendment to A&R RPAA]

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE,
as a Funding Agent

By: /s/ Bjoern Mollner
Name: Bjoern Mollner
Title: Vice President

By: /s/ Bjoern Reinecke
Name: Bjoern Reinecke
Title: Assistant Vice President

[Signature Page to Second Amendment to A&R RPAA]

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH,
as a Funding Agent

By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director

[Signature Page to Second Amendment to A&R RPAA]

LLOYDS BANK PLC,
as a Funding Agent

By: /s/ Jonathan Ferris
Name: Jonathan Ferris
Title: Director

[Signature Page to Second Amendment to A&R RPAA]